Exhibit 10.1
AMENDMENT NO. 1
TO THE
HELEN OF TROY LIMITED 2025 STOCK INCENTIVE PLAN

WHEREAS, Helen of Troy Limited (“Company”) maintains the Helen of Troy Limited 2025 Stock Incentive Plan (the “Plan”);
WHEREAS, pursuant to Section 15 of the Plan, subject to the approval of the shareholders of the Company, the Company may amend the Plan to increase the total number of Shares reserved for the purposes of the Plan; and
WHEREAS, the Company wishes to amend the Plan, subject to the approval of the shareholders of the Company of this Amendment No. 1 to the Helen of Troy Limited 2025 Stock Incentive Plan (this “Amendment”), effective as of the Effective Date (as defined below);
NOW, THEREFORE, effective as of the Effective Date, the Plan is hereby amended as follows:
1.    Amendment to Section 3 of the Plan. Section 3 of the Plan is hereby amended by deleting each reference to “1,055,000 Shares” contained therein and substituting each such reference in lieu thereof with “2,020,000 Shares”,
2.     Defined Terms. Terms used but not defined herein shall have the same meaning ascribed to such terms in the Plan.
3.     Effective Date. This Amendment shall become effective as of the date of the 2026 annual general meeting of the shareholders of the Company upon the approval of this Amendment by the shareholders of the Company at such annual general meeting (the “Effective Date”).
4.    Reference to the Plan. Upon the Effective Date, each reference in the Plan to “the Plan”, “hereunder”, or words of like import shall mean and be a reference to the Plan, as affected and amended hereby. The Plan, as amended by this Amendment, shall remain in full force and effect and is hereby ratified and confirmed.
5.    Choice of Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas applicable to contracts made and to be performed in the State of Texas without regard to conflict of laws principles.
IN WITNESS WHEREOF, THIS AMENDMENT is executed this 10th day of June, 2026, effective as of Effective Date.

HELEN OF TROY LIMITED

By: /s/ G. Scott Uzzell
G. Scott Uzzell Chief Executive Officer